Exhibit 10.26

[***] – CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN EXCLUDED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

FOURTH AMENDMENT TO COMPREHENSIVE BEVERAGE AGREEMENT

This Fourth Amendment to Comprehensive Beverage Agreement (this “Amendment”) is entered into on April 30, 2018 (the “Effective Date”), by and between The Coca-Cola Company, a Delaware corporation (“Company”), Coca-Cola Refreshments USA, Inc., a Delaware corporation and a wholly owned subsidiary of Company (“CCR”), and Coca-Cola Bottling Co. Consolidated, a Delaware corporation (“Bottler”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the CBA (as hereinafter defined).
RECITALS

WHEREAS, Company, CCR and Bottler are parties to that certain Comprehensive Beverage Agreement Form EPB First-Line and Sub-Bottling (as amended hereby and from time to time hereafter, the “CBA”), having an effective date of March 31, 2017, as amended April 28, 2017, October 2, 2017 and December 26, 2017; and
WHEREAS, Company, CCR and Bottler now wish to amend the CBA as set forth herein.
NOW, THEREFORE, in consideration of these promises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.    Company, CCR and Bottler hereby amend Schedule 3.2 (Sub-Bottling Payments) to the CBA by deleting subparagraph (c) of the second paragraph of such Schedule in its entirety and replacing it with the following:
(c) the amount of the Sub-Bottling Payment for the Akron/Elyria/ Toledo/Willoughby/Youngstown Subterritory identified on Exhibit C-2 will be calculated for each Bottler fiscal quarter by (i) multiplying Bottler’s Sub-Bottling Gross Profit in such Subterritory for such fiscal quarter by the [***] set forth in Schedule 3.2.1-B corresponding to the [***];
2.    Company, CCR and Bottler hereby further amend the CBA by deleting Schedule 3.2.1-B to the CBA in its entirety and replacing it with the new Schedule 3.2.1-B attached hereto as Attachment A.
3.    Other than as expressly amended by this Amendment, the CBA will continue in effect in accordance with its terms.
4.    This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia, without regard to principles of conflict of laws.
5.    This Amendment may be signed in counterparts, which together shall constitute one agreement.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized representatives as of the date first written above.

THE COCA-COLA COMPANY

By:	/s/ James Dinkins
Name:	James Dinkins
Title:	Senior Vice President, The Coca-Cola Company and
Authorized Signatory of Coca-Cola Refreshments USA,
Inc.

COCA-COLA REFRESHMENTS USA, INC.

By:	/s/ James Dinkins
Name:	James Dinkins
Title:	Senior Vice President, The Coca-Cola Company and
Authorized Signatory of Coca-Cola Refreshments USA,
Inc.

COCA-COLA BOTTLING CO. CONSOLIDATED

By:	/s/ E. Beauregarde Fisher III
Name:	E. Beauregarde Fisher III
Title:	Executive Vice President and General Counsel

Signature Page to Amendment to Comprehensive Beverage Agreement

ATTACHMENT A

SCHEDULE 3.2.1-B

Akron/Elyria/Toledo/Willoughby/Youngstown Subterritory Sub-Bottling Payment Schedule

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Attachment A-1

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Attachment A-2

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Attachment A-3

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Attachment A-4

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Attachment A-5

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Attachment A-6

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Attachment A-7